UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-22121

Registrant Name:	PIMCO Income Opportunity Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau 650 Newport Center Drive Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	June 30

Date of Reporting Period:	March 31, 2017

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Opportunity Fund

March 31, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 157.1%
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.6%
Ancestry.com Operations, Inc.
9.270% due 10/19/2024		$800	$823
Avolon Holdings Ltd.
2.250% due 09/20/2020		30	30
3.500% due 03/20/2022		220	223
Cyxtera Technologies, Inc.
4.750% due 03/28/2024		24	24
Dole Food Co., Inc.
4.500% due 03/16/2024		340	343
Energy Future Intermediate Holding Co. LLC
4.304% due 06/30/2017		7,707	7,713
iHeartCommunications, Inc.
7.732% due 01/30/2019		4,600	3,971
OGX
13.000% due 04/10/2049 ^		271	74
Sequa Corp.
5.250% due 06/19/2017		3,463	3,429
Sierra Hamilton LLC
9.000% due 06/13/2017		17	17
UPC Financing Partnership
3.662% due 04/15/2025		100	101

Total Loan Participations and Assignments (Cost $17,456)			16,748

CORPORATE BONDS & NOTES 50.1%
BANKING & FINANCE 17.7%
AGFC Capital Trust
2.772% due 01/15/2067 (m)		2,300	1,300
Ally Financial, Inc.
8.000% due 11/01/2031		650	780
8.000% due 11/01/2031 (m)		1,020	1,216
Banco do Brasil S.A.
6.250% due 04/15/2024 (i)		240	202
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	3,100	984
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (i)(m)		500	547
Barclays Bank PLC
7.625% due 11/21/2022 (m)		$400	438
Barclays PLC
6.500% due 09/15/2019 (i)	EUR	200	217
7.875% due 09/15/2022 (i)(m)	GBP	1,970	2,564
8.000% due 12/15/2020 (i)	EUR	200	232
Cantor Fitzgerald LP
7.875% due 10/15/2019 (m)		$3,160	3,480
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	1,700	2,535
Credit Agricole S.A.
7.500% due 06/23/2026 (i)(m)		1,000	1,280
7.875% due 01/23/2024 (i)(m)		$2,700	2,753
Credit Suisse AG
6.500% due 08/08/2023		200	220
CyrusOne LP
5.000% due 03/15/2024		22	23
5.375% due 03/15/2027		11	11
Exeter Finance Corp.
9.750% due 05/20/2019		2,800	2,682
HSBC Holdings PLC
6.000% due 09/29/2023 (i)(m)	EUR	1,200	1,381
Jefferies Finance LLC
7.500% due 04/15/2021 (m)		$2,285	2,314
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,450	1,475
Lloyds Banking Group PLC
7.625% due 06/27/2023 (i)	GBP	200	274
MPT Operating Partnership LP
5.250% due 08/01/2026		$805	797
Nationwide Building Society
10.250% due 06/29/2049 (i)	GBP	9	1,507
Navient Corp.
5.500% due 01/15/2019 (m)		$845	878
5.625% due 08/01/2033		165	129
8.000% due 03/25/2020 (m)		1,100	1,198

OneMain Financial Holdings LLC
6.750% due 12/15/2019		288	302
Pinnacol Assurance
8.625% due 06/25/2034 (k)		2,900	2,908
Provident Funding Associates LP
6.750% due 06/15/2021 (m)		1,000	1,025
Rio Oil Finance Trust
9.250% due 07/06/2024		1,518	1,545
9.750% due 01/06/2027		282	285
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (i)(m)		3,250	3,213
8.000% due 08/10/2025 (i)(m)		1,900	1,891
8.625% due 08/15/2021 (i)		1,000	1,045
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (i)(m)	GBP	2,500	3,285
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (m)		$3,400	3,732
6.125% due 02/07/2022		600	659
Springleaf Finance Corp.
5.250% due 12/15/2019		84	85
8.250% due 12/15/2020 (m)		2,100	2,299
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	480	578
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	1,745	2,415
TIG FinCo PLC
8.500% due 03/02/2020		431	555
8.750% due 04/02/2020 (m)		4,016	4,782
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$7,645	1,731
UBS Group AG
5.750% due 02/19/2022 (i)	EUR	400	462

			64,214

INDUSTRIALS 25.5%
Altice Financing S.A.
7.500% due 05/15/2026 (m)		$2,000	2,130
BMC Software Finance, Inc.
8.125% due 07/15/2021		239	242
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(m)		3,362	3,370
BWAY Holding Co.
5.500% due 04/15/2024 (c)		85	86
7.250% due 04/15/2025 (c)		61	61
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(j)(m)		10,025	11,654
9.000% due 02/15/2020 ^(j)		573	669
California Resources Corp.
8.000% due 12/15/2022		138	113
Cardtronics, Inc.
5.500% due 05/01/2025 (c)		19	19
Charter Communications Operating LLC
5.375% due 05/01/2047 (c)		40	40
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		100	105
Chesapeake Energy Corp.
4.272% due 04/15/2019		29	29
Chobani LLC
7.500% due 04/15/2025 (c)		44	45
CommScope Technologies LLC
5.000% due 03/15/2027		45	45
Community Health Systems, Inc.
6.250% due 03/31/2023		100	102
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 (m)		531	567
8.048% due 05/01/2022 (m)		567	621
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		200	0
9.250% due 06/30/2020 ^		1,800	0
CVS Pass-Through Trust
7.507% due 01/10/2032 (m)		2,485	3,060
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021 (m)		460	508
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (m)		1,600	1,672
Dole Food Co., Inc.
7.250% due 06/15/2025 (c)		41	41
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		1,500	1,477
Dynegy, Inc.
8.034% due 02/02/2024		2,118	2,012
EI Group PLC
6.875% due 05/09/2025	GBP	20	27
Forbes Energy Services Ltd.
9.000% due 06/15/2019 ^(j)		$1,580	1,051

Fresh Market, Inc.
9.750% due 05/01/2023		3,490	2,827
Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,900	3,626
Gartner, Inc.
5.125% due 04/01/2025		$32	33
Goodyear Tire & Rubber Co.
4.875% due 03/15/2027		25	25
HCA, Inc.
4.500% due 02/15/2027		600	602
Hexion, Inc.
10.375% due 02/01/2022		25	25
13.750% due 02/01/2022		25	24
iHeartCommunications, Inc.
9.000% due 03/01/2021 (m)		3,790	2,890
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		3,900	3,739
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		3,958	2,395
8.125% due 06/01/2023		966	589
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		6,181	5,903
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		1,000	853
5.500% due 04/15/2025		490	453
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		4,376	2,779
N&W Global Vending SpA
7.000% due 10/15/2023	EUR	530	594
OGX Austria GmbH
8.375% due 04/01/2022 ^		$3,300	0
8.500% due 06/01/2018 ^		3,700	0
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		1,080	1,010
Petroleos de Venezuela S.A.
6.000% due 11/15/2026		130	46
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (m)		1,470	1,615
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	151
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$1,500	1,657
Safeway, Inc.
7.250% due 02/01/2031		140	136
Sequa Corp.
7.000% due 12/15/2017		2,700	1,445
SFR Group S.A.
6.000% due 05/15/2022 (m)		500	520
7.375% due 05/01/2026 (m)		2,938	3,037
Soho House Bond Ltd.
9.125% due 10/01/2018	GBP	2,590	3,326
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (m)		$7,650	7,669
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	2,175	2,993
Team Health Holdings, Inc.
6.375% due 02/01/2025		$10	10
Tembec Industries, Inc.
9.000% due 12/15/2019		815	839
Times Square Hotel Trust
8.528% due 08/01/2026 (m)		4,499	5,390
UCP, Inc.
8.500% due 10/21/2017		2,800	2,783
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,309	1,830
7.395% due 03/28/2024		500	700
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$55	57
7.000% due 03/15/2024		105	108

			92,425

UTILITIES 6.9%
Frontier Communications Corp.
8.875% due 09/15/2020		1,866	1,976
11.000% due 09/15/2025 (m)		350	341
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	202
6.000% due 11/27/2023 (m)		1,350	1,461
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		381	412
6.510% due 03/07/2022 (m)		3,400	3,772
6.605% due 02/13/2018	EUR	100	112
8.625% due 04/28/2034		$1,081	1,416
9.250% due 04/23/2019		100	112

Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		3,575	1,975
Petrobras Global Finance BV
6.125% due 01/17/2022		110	116
6.250% due 03/17/2024		20	21
6.250% due 12/14/2026	GBP	3,000	3,852
6.625% due 01/16/2034		200	245
7.375% due 01/17/2027		$1,540	1,632
Sierra Hamilton LLC
12.250% due 12/15/2018 ^(j)		200	92
Sprint Capital Corp.
6.900% due 05/01/2019 (m)		1,100	1,177
Sprint Communications, Inc.
7.000% due 08/15/2020 (m)		1,100	1,184
Sprint Corp.
7.125% due 06/15/2024 (m)		2,782	2,977
TerraForm Power Operating LLC
6.375% due 02/01/2023 (m)		1,900	1,983

			25,058

Total Corporate Bonds & Notes (Cost $189,152)			181,697

CONVERTIBLE BONDS & NOTES 1.4%
BANKING & FINANCE 1.4%
SL Green Operating Partnership LP
3.000% due 10/15/2017 (m)		3,800	5,244

Total Convertible Bonds & Notes (Cost $3,798)			5,244

MUNICIPAL BONDS & NOTES 1.3%
ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		50	45
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		120	121
7.750% due 01/01/2042		210	216
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		70	72

			454

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		155	155

WEST VIRGINIA 1.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		28,100	1,419
7.467% due 06/01/2047		2,680	2,571

			3,990

Total Municipal Bonds & Notes (Cost $4,416)			4,599

U.S. GOVERNMENT AGENCIES 1.3%
Fannie Mae
4.000% due 10/01/2040		23	25
4.532% due 07/25/2029		790	801
6.732% due 07/25/2029		720	753
Freddie Mac
0.000% due 04/25/2045 (b)(g)		1,634	1,421
0.100% due 05/25/2020 (a)		40,888	101
0.200% due 04/25/2045 (a)		3,595	11
0.697% due 10/25/2020 (a)(m)		27,647	562
5.632% due 10/25/2028		600	651
5.982% due 08/25/2029		420	415

Total U.S. Government Agencies (Cost $4,693)			4,740

NON-AGENCY MORTGAGE-BACKED SECURITIES 43.1%
Adjustable Rate Mortgage Trust
3.327% due 01/25/2036		170	148
American Home Mortgage Investment Trust
1.252% due 03/25/2037		5,076	3,001
Auburn Securities PLC
0.658% due 10/01/2041	GBP	206	255
BAMLL Commercial Mortgage Securities Trust
4.110% due 12/15/2029		$800	803
Banc of America Alternative Loan Trust
14.780% due 09/25/2035 ^		1,512	1,767
Banc of America Funding Trust
2.982% due 12/20/2034		798	636

3.077% due 12/20/2036		152	153
3.508% due 03/20/2036 ^		1,066	923
3.551% due 10/20/2046 ^		635	474
Banc of America Mortgage Trust
3.196% due 09/25/2034		172	169
3.247% due 10/20/2046 ^		152	94
5.750% due 08/25/2034		298	314
Barclays Commercial Mortgage Securities Trust
3.330% due 08/15/2027		2,900	2,815
Bayview Commercial Asset Trust
1.202% due 03/25/2037		174	156
BCAP LLC Trust
2.512% due 05/26/2037		3,634	3,021
Bear Stearns Adjustable Rate Mortgage Trust
2.864% due 09/25/2034		110	103
3.106% due 08/25/2047 ^		429	364
3.183% due 09/25/2034		71	69
3.405% due 10/25/2036 ^		1,070	922
3.583% due 03/25/2035		366	350
4.627% due 06/25/2047 ^		316	291
Bear Stearns ALT-A Trust
1.302% due 06/25/2046 ^(m)		3,711	3,229
1.682% due 01/25/2035		634	619
3.125% due 09/25/2034		320	312
3.140% due 08/25/2036 ^(m)		2,870	2,680
3.180% due 11/25/2035		73	63
3.202% due 04/25/2035		365	307
3.220% due 05/25/2036 ^		961	750
3.404% due 11/25/2036 ^		567	516
3.527% due 08/25/2036 ^		589	436
3.552% due 05/25/2035 (m)		589	530
3.841% due 07/25/2035 ^		363	297
Bluestone Securities PLC
0.567% due 06/09/2043	GBP	369	445
BRAD Resecuritization Trust
2.181% due 03/12/2021		$3,093	195
6.550% due 03/12/2021		578	583
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^		1,550	1,167
Celtic Residential Irish Mortgage Securitisation PLC
0.001% due 11/13/2047 (m)	EUR	500	533
Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^		$967	774
6.000% due 03/25/2037 ^		948	808
Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029		308	311
Citigroup Mortgage Loan Trust, Inc.
3.663% due 03/25/2037 ^(m)		1,880	1,495
5.500% due 11/25/2035 ^		728	665
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 (m)		2,447	2,075
5.688% due 10/15/2048		3,000	1,659
Commercial Mortgage Loan Trust
6.101% due 12/10/2049		2,068	1,235
Commercial Mortgage Trust
6.140% due 07/10/2046 (m)		2,170	2,311
Countrywide Alternative Loan Trust
1.232% due 06/25/2037 ^		1,181	810
1.332% due 05/25/2036 ^		2,005	975
1.332% due 06/25/2036 ^(m)		1,685	1,071
5.500% due 10/25/2035 ^		378	338
5.500% due 12/25/2035 ^(m)		1,728	1,433
5.750% due 05/25/2036 ^		344	265
6.000% due 11/25/2035 ^		399	174
6.000% due 04/25/2036 ^		364	305
6.000% due 04/25/2037 ^		684	460
6.500% due 09/25/2032 ^		452	439
6.500% due 07/25/2035 ^		760	549
6.500% due 06/25/2036 ^		563	440
Countrywide Home Loan Mortgage Pass-Through Trust
1.622% due 03/25/2035 (m)		722	655
2.852% due 03/25/2046 ^		3,842	2,187
2.945% due 08/20/2035 ^		112	101
3.016% due 06/20/2035		258	238
3.095% due 03/25/2037 ^(m)		1,343	1,051
3.155% due 08/25/2034 ^		64	55
3.194% due 11/25/2035 ^(m)		2,574	2,210
3.297% due 09/25/2047 ^		1,295	1,182
5.500% due 08/25/2035 ^		99	91
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^		518	283
Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032		1,631	1,744
Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.582% due 07/25/2036 ^		594	203
5.896% due 04/25/2036		542	394

6.500% due 05/25/2036 ^		430	276
Debussy PLC
5.930% due 07/12/2025 (m)	GBP	7,000	8,700
Deutsche ALT-A Securities, Inc.
1.132% due 02/25/2047		$707	515
Deutsche ALT-B Securities, Inc.
6.250% due 07/25/2036 ^		110	91
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		186	193
Downey Savings & Loan Association Mortgage Loan Trust
1.158% due 04/19/2047 ^		436	169
EMF-NL BV
0.673% due 07/17/2041	EUR	800	747
Epic Drummond Ltd.
0.000% due 01/25/2022		247	260
Eurosail PLC
1.944% due 09/13/2045	GBP	1,814	1,806
2.594% due 09/13/2045		1,314	1,251
4.194% due 09/13/2045		1,126	1,059
First Horizon Alternative Mortgage Securities Trust
2.905% due 05/25/2036 ^		$1,901	1,546
3.072% due 11/25/2036 ^		1,562	1,218
3.083% due 08/25/2035 ^		130	26
3.187% due 02/25/2036		174	141
6.250% due 11/25/2036 ^		125	93
First Horizon Mortgage Pass-Through Trust
2.789% due 07/25/2037 ^		136	115
3.034% due 01/25/2037 ^(m)		998	892
First Union National Bank Commercial Mortgage
6.750% due 10/15/2032		3,963	3,891
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 (m)		5,300	5,274
GMAC Mortgage Corp. Loan Trust
3.500% due 06/25/2034		196	193
3.574% due 07/19/2035		83	81
3.660% due 06/25/2034		194	191
GreenPoint Mortgage Funding Trust
1.162% due 01/25/2037		1,292	1,104
GS Mortgage Securities Trust
1.418% due 08/10/2043 (a)		8,053	309
6.061% due 08/10/2043 (m)		2,100	2,220
GSR Mortgage Loan Trust
1.432% due 07/25/2037 ^		447	254
3.355% due 01/25/2036 ^(m)		1,376	1,296
3.857% due 12/25/2034		36	35
6.000% due 09/25/2034		197	197
HarborView Mortgage Loan Trust
1.168% due 02/19/2046 (m)		2,041	1,577
1.188% due 11/19/2036 (m)		3,763	2,981
1.538% due 06/19/2034		317	296
1.618% due 01/19/2035		312	266
3.197% due 08/19/2036 ^		238	179
HomeBanc Mortgage Trust
1.232% due 03/25/2035		367	316
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044	EUR	713	628
Impac CMB Trust
1.502% due 11/25/2035 ^		$369	303
IndyMac Mortgage Loan Trust
1.212% due 04/25/2035		205	179
1.782% due 08/25/2034		200	169
1.842% due 09/25/2034		465	428
2.688% due 06/25/2037 ^(m)		408	355
3.286% due 11/25/2036 ^		1,214	1,083
3.291% due 05/25/2037 ^(m)		4,612	3,782
3.462% due 12/25/2036 ^		1,516	1,410
3.778% due 05/25/2037 ^		24	6
JPMorgan Alternative Loan Trust
3.262% due 05/25/2036 ^		518	398
5.500% due 11/25/2036 ^		7	5
JPMorgan Chase Commercial Mortgage Securities Trust
5.505% due 01/12/2043 (m)		864	871
JPMorgan Commercial Mortgage-Backed Securities Trust
5.836% due 03/18/2051 (m)		3,697	3,700
JPMorgan Mortgage Trust
3.162% due 10/25/2036 ^		60	52
3.184% due 07/25/2035		154	152
3.225% due 05/25/2036 ^		857	794
6.000% due 08/25/2037 ^		718	640
Landmark Mortgage Securities PLC
0.088% due 06/17/2038	EUR	263	272
0.564% due 06/17/2038	GBP	691	839
Lehman Mortgage Trust
5.884% due 04/25/2036		$417	370
6.000% due 05/25/2037 ^(m)		1,727	1,668

MASTR Adjustable Rate Mortgages Trust
1.378% due 01/25/2047 ^		447	320
3.530% due 10/25/2034		931	827
Merrill Lynch Mortgage Trust
5.841% due 06/12/2050 (m)		5,400	5,314
Morgan Stanley Capital Trust
5.777% due 04/15/2049 (m)		1,041	1,036
5.942% due 06/11/2049		1,500	1,421
Morgan Stanley Mortgage Loan Trust
3.067% due 07/25/2035 ^(m)		2,021	1,816
3.375% due 01/25/2035 ^		288	107
5.750% due 12/25/2035 ^		498	479
6.000% due 08/25/2037 ^		321	272
Prime Mortgage Trust
1.332% due 06/25/2036 ^		3,908	2,294
7.000% due 07/25/2034		223	213
Regal Trust
2.116% due 09/29/2031		12	11
Residential Accredit Loans, Inc. Trust
1.192% due 06/25/2037		2,322	1,899
5.500% due 04/25/2037		132	116
6.000% due 08/25/2035 ^		645	592
6.000% due 01/25/2037 ^(m)		627	549
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		534	348
6.000% due 07/25/2037 (m)		8,266	5,631
Residential Funding Mortgage Securities, Inc. Trust
4.620% due 07/27/2037 ^		330	289
6.000% due 06/25/2037 ^		510	468
Sequoia Mortgage Trust
3.235% due 01/20/2038 ^		389	336
Structured Adjustable Rate Mortgage Loan Trust
3.267% due 08/25/2034		26	25
3.281% due 01/25/2036 ^		1,338	1,015
3.316% due 11/25/2036 ^		333	326
Structured Asset Mortgage Investments Trust
1.192% due 08/25/2036 ^(m)		2,657	2,268
1.442% due 05/25/2045		186	164
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.224% due 01/25/2034		472	471
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		360	291
Theatre Hospitals PLC
4.107% due 10/15/2031	GBP	251	304
WaMu Commercial Mortgage Securities Trust
4.321% due 03/23/2045 (m)		$424	424
WaMu Mortgage Pass-Through Certificates Trust
2.116% due 07/25/2046 (m)		2,348	2,198
2.658% due 06/25/2037 ^(m)		1,900	1,722
2.660% due 11/25/2036 ^		398	345
2.732% due 03/25/2033		105	105
2.736% due 03/25/2037 ^		632	564
2.816% due 07/25/2037 ^		1,472	1,341
2.932% due 07/25/2037 ^(m)		3,561	3,041
Washington Mutual Mortgage Pass-Through Certificates Trust
1.488% due 10/25/2046 ^		591	471
2.600% due 06/25/2033		67	67
Wells Fargo Mortgage-Backed Securities Trust
1.482% due 07/25/2037 ^		292	249
3.004% due 09/25/2036 ^		30	29
3.074% due 10/25/2036 ^		28	27
3.096% due 04/25/2036 ^		32	32

Total Non-Agency Mortgage-Backed Securities (Cost $143,891)			156,155

ASSET-BACKED SECURITIES 44.9%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		208	62
American Money Management Corp. CLO Ltd.
8.086% due 12/09/2026		1,200	1,209
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.707% due 05/25/2034		154	126
3.832% due 08/25/2032		1,107	1,058
Asset-Backed Funding Certificates Trust
1.132% due 10/25/2036 (m)		7,468	6,559
1.542% due 10/25/2033		167	154
1.642% due 03/25/2035 (m)		4,431	3,716
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028 (m)		1,582	1,901
Bear Stearns Asset-Backed Securities Trust
1.105% due 09/25/2034		788	702
3.041% due 07/25/2036		565	374
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030		3,550	1,655
C-BASS CBO Corp.
1.350% due 09/06/2041		7,864	904

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031		916	1,009
7.960% due 05/01/2031		1,708	1,215
8.060% due 09/01/2029 (m)		3,032	1,787
9.163% due 03/01/2033		2,939	2,729
Conseco Financial Corp.
6.220% due 03/01/2030		106	113
6.330% due 11/01/2029		26	26
6.530% due 02/01/2031		1,267	1,259
7.050% due 01/15/2027		146	152
7.140% due 03/15/2028		143	147
7.240% due 06/15/2028		19	19
Countrywide Asset-Backed Certificates
1.122% due 06/25/2035 (m)		9,231	7,314
1.232% due 01/25/2037 (m)		15,575	13,986
1.322% due 12/25/2036 ^		679	349
1.542% due 08/25/2032 ^		383	338
2.257% due 02/25/2035 (m)		3,723	3,727
Countrywide Asset-Backed Certificates Trust
1.762% due 11/25/2034 (m)		421	413
4.693% due 10/25/2035		18	18
Credit Suisse First Boston Mortgage Securities Corp.
2.032% due 02/25/2031		1,788	1,648
Credit-Based Asset Servicing and Securitization LLC
2.302% due 12/25/2035		1,377	1,134
Euromax ABS PLC
0.012% due 11/10/2095	EUR	5,000	3,809
First Franklin Mortgage Loan Trust
1.432% due 11/25/2036 (m)		$10,000	9,372
1.582% due 07/25/2035 (m)		8,092	6,456
Greenpoint Manufactured Housing
8.300% due 10/15/2026		760	834
Home Equity Asset Trust
3.382% due 10/25/2033		23	21
Home Equity Loan Trust
1.212% due 04/25/2037 (m)		6,015	4,626
1.322% due 04/25/2037 (m)		8,700	5,299
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.222% due 04/25/2037 (m)		16,370	10,523
1.302% due 04/25/2037 (m)		5,469	4,303
JPMorgan Mortgage Acquisition Trust
1.062% due 08/25/2036		9	5
1.172% due 03/25/2047 (m)		1,849	1,475
KGS Alpha SBA Trust
1.130% due 04/25/2038 (a)		1,380	40
Lehman ABS Mortgage Loan Trust
1.072% due 06/25/2037 (m)		6,478	4,109
Long Beach Mortgage Loan Trust
1.172% due 02/25/2036		3,631	2,482
1.252% due 05/25/2046		3,805	1,706
1.687% due 11/25/2035		3,727	2,252
3.457% due 03/25/2032		273	233
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		22	22
Morgan Stanley ABS Capital, Inc. Trust
2.017% due 01/25/2035		666	299
Morgan Stanley Dean Witter Capital, Inc. Trust
2.407% due 02/25/2033		531	516
Morgan Stanley Home Equity Loan Trust
2.032% due 12/25/2034 (m)		4,445	4,300
National Collegiate Commutation Trust
0.000% due 03/25/2038		10,400	4,653
NovaStar Mortgage Funding Trust
1.152% due 11/25/2036		1,507	707
Oakwood Mortgage Investors, Inc.
1.142% due 06/15/2032		20	18
Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^		19	19
Origen Manufactured Housing Contract Trust
7.650% due 03/15/2032 (m)		1,960	2,036
Ownit Mortgage Loan Trust
3.460% due 10/25/2035		2,391	1,559
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.857% due 10/25/2034		1,161	839
Residential Asset Mortgage Products Trust
2.107% due 08/25/2033		536	498
2.707% due 09/25/2034 (m)		3,239	2,612
4.020% due 04/25/2033		2	2
5.220% due 07/25/2034 ^		66	64
5.724% due 11/25/2033 (m)		923	980
Residential Asset Securities Corp. Trust
1.422% due 10/25/2035 (m)		3,526	2,834
Saxon Asset Securities Trust
1.957% due 12/26/2034		629	527
Securitized Asset-Backed Receivables LLC Trust
1.212% due 02/25/2037 ^		398	266

1.657% due 01/25/2035		40	39
SLM Student Loan Trust
0.000% due 01/25/2042		2	1,700
SoFi Professional Loan Program LLC
0.000% due 01/25/2039		2,540	1,619
Soloso CDO Ltd.
1.329% due 10/07/2037		1,300	696
South Coast Funding Ltd.
1.265% due 01/06/2041		43,434	11,511
Specialty Underwriting & Residential Finance Trust
1.132% due 06/25/2037 (m)		6,058	4,406
Structured Asset Investment Loan Trust
1.202% due 01/25/2036 (m)		6,335	4,977
Structured Asset Securities Corp. Mortgage Loan Trust
1.282% due 06/25/2035 (m)		413	370
Talon Funding Ltd.
1.590% due 06/05/2035		1,160	586
UCFC Home Equity Loan Trust
7.750% due 04/15/2030		741	711

Total Asset-Backed Securities (Cost $148,770)			162,714

SOVEREIGN ISSUES 1.6%
Argentine Government International Bond
2.260% due 12/31/2038	EUR	1,500	972
5.000% due 01/15/2027		400	400
7.820% due 12/31/2033		1,761	1,995
Ecuador Government International Bond
9.650% due 12/13/2026		$300	311
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	46,000	397
4.500% due 07/03/2017		40,000	350
4.750% due 04/17/2019	EUR	200	203
Saudi Government International Bond
3.250% due 10/26/2026		$200	195
4.500% due 10/26/2046		1,000	988

Total Sovereign Issues (Cost $5,803)			5,811

	SHARES
COMMON STOCKS 0.2%
CONSUMER DISCRETIONARY 0.1%
Tribune Media Co. ‘A’		5,969	222
tronc, Inc. (e)		1,492	21

			243

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR		110,823	0

FINANCIALS 0.1%
TIG FinCo PLC (k)		386,567	485

Total Common Stocks (Cost $900)			728

WARRANTS 0.0%
UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024		85,740	49

Total Warrants (Cost $225)			49

CONVERTIBLE PREFERRED SECURITIES 3.4%
BANKING & FINANCE 3.4%
Wells Fargo & Co.
7.500% (i)		9,900	12,266

Total Convertible Preferred Securities (Cost $6,293)			12,266

PREFERRED SECURITIES 0.1%
BANKING & FINANCE 0.1%
Navient Corp.
4.125% due 01/16/2018		8,500	215

Total Preferred Securities (Cost $96)			215

SHORT-TERM INSTRUMENTS 5.1%
REPURCHASE AGREEMENTS (l) 2.7%		9,865

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.3%
Federal Home Loan Bank
0.558% due 05/22/2017 (g)(h)	$1,265	1,264

U.S. TREASURY BILLS 2.1%
0.485% due 04/27/2017 (f)(g)(p)	7,463	7,459

Total Short-Term Instruments (Cost $18,590)		18,588

Total Investments in Securities (Cost $544,083)		569,554

Total Investments 157.1% (Cost $544,083)		$569,554
Financial Derivative Instruments (n)(o) (1.2)% (Cost or Premiums, net $(5,054))		(4,190)
Other Assets and Liabilities, net (55.9)%		(202,720)

Net Assets 100.0%		$362,644

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Coupon represents a yield to maturity.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	$2,900	$2,908	0.80%
TIG FinCo PLC	04/02/2015 - 02/24/2017	560	485	0.14

		$3,460	$3,393	0.94%

Borrowings and Other Financing Transactions

(l)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.960%	03/31/2017	04/03/2017	$8,800	U.S. Treasury Notes 1.750% due 12/31/2020	$(8,982)	$8,800	$8,801
SSB	0.050	03/31/2017	04/03/2017	1,065	U.S. Treasury Notes 1.625% - 3.500% due 12/31/2019 - 05/15/2020 (2)	(1,091)	1,065	1,065

Total Repurchase Agreements						$(10,073)	$9,865	$9,866

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (3)	Settlement Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BCY	1.400%	03/17/2017	TBD	(4)		$(6,836)	$(6,840)
	1.900	03/02/2017	06/02/2017			(611)	(612)
	2.138	02/09/2017	05/09/2017			(445)	(446)
	2.497	01/03/2017	04/03/2017			(2,979)	(2,998)
	2.534	02/09/2017	05/09/2017			(8,403)	(8,434)
	2.542	02/17/2017	05/17/2017			(1,286)	(1,290)
	2.554	02/23/2017	05/23/2017			(3,892)	(3,903)
	2.648	04/03/2017	07/03/2017			(2,900)	(2,900)
	2.656	03/21/2017	06/21/2017			(7,944)	(7,952)
BPS	1.830	01/06/2017	04/06/2017			(1,699)	(1,706)
	1.890	01/27/2017	04/26/2017			(910)	(913)
	1.890	03/02/2017	06/02/2017			(1,228)	(1,230)
	1.950	03/08/2017	06/08/2017			(895)	(896)
	2.743	11/10/2016	05/10/2017			(10,169)	(10,281)
DEU	2.030	02/09/2017	05/09/2017			(1,122)	(1,125)
	2.030	02/23/2017	05/24/2017			(1,577)	(1,580)
	2.050	02/27/2017	05/30/2017			(1,475)	(1,478)
FOB	2.662	03/15/2017	04/20/2017			(2,395)	(2,398)
JML	1.750	03/01/2017	04/12/2017			(7,112)	(7,123)
JPS	2.668	01/12/2017	04/12/2017			(6,417)	(6,456)
MSC	1.650	02/28/2017	05/18/2017			(3,350)	(3,355)
	1.780	03/07/2017	06/07/2017			(3,198)	(3,202)
	2.030	02/02/2017	05/02/2017			(682)	(684)
	3.137	09/16/2016	09/15/2017			(1,287)	(1,289)
PAR	0.600	03/07/2017	04/07/2017		GBP	(826)	(1,036)
RBC	1.940	12/07/2016	06/07/2017			$(4,565)	(4,594)
	1.970	12/23/2016	06/12/2017			(3,187)	(3,205)
	2.030	01/19/2017	07/18/2017			(3,770)	(3,786)
	2.730	03/13/2017	09/13/2017			(4,579)	(4,586)
	2.730	03/27/2017	09/20/2017			(5,550)	(5,553)
RDR	1.400	01/09/2017	04/07/2017			(1,070)	(1,073)
	1.490	02/22/2017	05/23/2017			(2,149)	(2,153)
RTA	1.985	01/13/2017	07/13/2017			(480)	(482)
	2.209	04/15/2016	04/13/2017			(5,337)	(5,453)
	2.230	04/29/2016	04/27/2017			(4,791)	(4,892)
	2.239	04/25/2016	04/24/2017			(960)	(980)
	2.432	08/03/2016	08/02/2017			(5,568)	(5,659)
	2.543	11/14/2016	05/15/2017			(912)	(921)
	2.786	01/04/2017	01/03/2018			(7,020)	(7,068)
	2.918	03/14/2017	03/08/2018			(2,309)	(2,313)
SAL	1.848	01/05/2017	04/05/2017			(3,573)	(3,589)
	1.964	03/01/2017	06/01/2017			(344)	(345)
	2.143	01/24/2017	04/24/2017			(1,656)	(1,663)
SOG	1.600	01/18/2017	04/11/2017			(944)	(947)
	1.600	01/25/2017	04/11/2017			(1,124)	(1,127)
	1.600	02/15/2017	05/16/2017			(1,489)	(1,492)
	1.600	02/21/2017	05/22/2017			(1,195)	(1,197)
	1.600	02/27/2017	05/30/2017			(3,909)	(3,915)
	1.600	03/02/2017	05/24/2017			(2,496)	(2,500)
	1.700	03/14/2017	06/14/2017			(980)	(981)
	1.700	03/15/2017	06/15/2017			(3,302)	(3,305)
	2.756	12/09/2016	06/09/2017			(6,938)	(6,951)
	2.880	07/20/2016	07/20/2017			(6,558)	(6,596)
UBS	0.150	01/20/2017	04/20/2017		EUR	(1,081)	(1,154)
	0.460	01/18/2017	04/18/2017			(423)	(452)
	0.500	09/27/2016	TBD	(4)		(409)	(437)
	0.900	01/13/2017	04/13/2017		GBP	(1,688)	(2,119)
	0.900	01/17/2017	04/18/2017			(2,149)	(2,697)
	1.100	02/20/2017	05/22/2017			(1,963)	(2,463)
	1.260	01/20/2017	04/20/2017			(5,152)	(6,471)
	1.780	01/30/2017	04/25/2017			$(385)	(386)
	1.780	02/03/2017	05/03/2017			(197)	(198)
	1.830	02/03/2017	04/13/2017			(879)	(882)
	1.890	03/02/2017	06/02/2017			(3,980)	(3,987)
	1.920	03/14/2017	04/12/2017			(5,533)	(5,539)
	2.040	03/02/2017	06/02/2017			(1,579)	(1,582)
	2.455	01/05/2017	04/05/2017			(2,435)	(2,450)
	2.459	01/06/2017	04/07/2017			(2,573)	(2,588)
	2.505	01/05/2017	04/05/2017			(1,896)	(1,908)
	2.509	01/06/2017	04/07/2017			(7,870)	(7,918)
	2.559	01/06/2017	04/07/2017			(1,674)	(1,684)

Total Reverse Repurchase Agreements							$(212,368)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2017 was $(215,558) at a weighted average interest rate of 1.933%.
(4)	Open maturity reverse repurchase agreement.

(m)	Securities with an aggregate market value of $276,249 and cash of $232 have been pledged as collateral under the terms of master agreements as of March 31, 2017.

(n)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

							Variation Margin
Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017 (2)	Notional Amount (3)	Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Sprint Communications, Inc.	5.000%	12/20/2021	2.818%	$1,000	$95	$72	$1	$0

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	1-Year BRL-CDI	11.680	01/04/2021	BRL	71,100	522	870	0	(7)
Pay	1-Year BRL-CDI	15.590	01/04/2021		20	1	0	0	0
Pay	3-Month CAD-Bank Bill	3.300	06/19/2024	CAD	13,300	1,198	580	0	(31)
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		4,400	(810)	(656)	20	0
Receive	3-Month USD-LIBOR	1.500	12/21/2021		$18,000	(372)	(526)	15	0
Pay	3-Month USD-LIBOR	1.750%	12/21/2023		150,000	$(3,764)	$(6,590)	$189	$0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		6,800	16	429	0	(10)
Receive	3-Month USD-LIBOR	2.500	06/15/2036		56,900	978	6,653	0	(84)
Pay	3-Month USD-LIBOR	2.500	06/15/2046		17,600	458	2,607	0	(22)
Pay	3-Month USD-LIBOR	3.500	06/17/2025		5,200	214	86	3	0

						$(1,559)	$3,453	$227	$(154)

Total Swap Agreements						$(1,464)	$3,525	$228	$(154)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cash of $8,710 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2017.

(o)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	04/2017	BRL	846		$267	$0	$(3)
	04/2017	EUR	12,797		13,574	0	(77)
	04/2017	GBP	87		109	0	0
	04/2017		$275	BRL	846	0	(5)
	05/2017	BRL	846		$273	5	0
BPS	04/2017		846		274	4	0
	04/2017		$267	BRL	846	3	0
	04/2017		13,311	EUR	12,342	0	(144)
	05/2017	EUR	12,342		$13,328	145	0
CBK	04/2017		$205	EUR	189	0	(4)
GLM	04/2017	EUR	577		$613	0	(3)
	04/2017	GBP	3,114		3,845	0	(57)
	04/2017	JPY	82,700		728	0	(15)
	04/2017		$36,655	GBP	29,499	305	0
	05/2017	GBP	29,499		$36,680	0	(304)
JPM	04/2017		5,600		6,990	0	(27)
	04/2017		$905	EUR	843	0	(6)
MSB	04/2017	GBP	20,206		$25,341	25	0
SCX	04/2017		492		599	0	(17)

Total Forward Foreign Currency Contracts						$487	$(662)

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2017 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Russia Government International Bond	1.000%	06/20/2024	2.162%	$400	$(40)	$11	$0	$(29)
BRC	Gazprom S.A.	1.900	12/20/2017	0.337	1,250	0	21	21	0
	JSC VTB Bank	2.340	12/20/2017	0.823	1,250	0	22	22	0
	Russia Government International Bond	1.000	06/20/2024	2.162	400	(46)	17	0	(29)
	Russia Government International Bond	1.000	09/20/2024	2.192	300	(25)	2	0	(23)
CBK	Russia Government International Bond	1.000	06/20/2024	2.162	500	(53)	16	0	(37)
	Russia Government International Bond	1.000	09/20/2024	2.192	300	(26)	3	0	(23)
FBF	TNK-BP Finance S.A.	3.150	12/20/2017	1.536	1,500	0	31	31	0
GST	Petrobras Global Finance BV	1.000	09/20/2020	2.071	110	(16)	12	0	(4)
	Russia Government International Bond	1.000	03/20/2020	0.837	100	(19)	20	1	0
	Russia Government International Bond	1.000	06/20/2024	2.162	200	(23)	8	0	(15)
HUS	Russia Government International Bond	1.000	06/20/2019	0.520	130	(5)	6	1	0
	Russia Government International Bond	1.000	06/20/2024	2.162	130	(13)	3	0	(10)
	Russia Government International Bond	1.000	09/20/2024	2.192	69	(10)	5	0	(5)
JPM	Russia Government International Bond	1.000	06/20/2024	2.162	200	(18)	3	0	(15)

						$(294)	$180	$76	$(190)

Credit Default Swaps on Credit Indices - Sell Protection (1)

							Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	05/11/2063	$100	$(12)	$(1)	$0	$(13)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	100	(13)	1	0	(12)
FBF	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	100	(12)	(1)	0	(13)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	100	(10)	1	0	(9)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	500	(78)	(4)	0	(82)
GST	ABX.HE.AA.6-1 Index	0.320	07/25/2045	17,860	(3,554)	687	0	(2,867)
	ABX.HE.PENAAA.7-1 Index	0.090	08/25/2037	4,936	(956)	97	0	(859)
	CMBX.NA.A.6 Index	2.000	05/11/2063	1,500	(76)	(1)	0	(77)
MYC	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	200	(25)	5	0	(20)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	200	(24)	1	0	(23)

					$(4,760)	$785	$0	$(3,975)

Total Swap Agreements					$(5,054)	$965	$76	$(4,165)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(p)	Securities with an aggregate market value of $4,759 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2017.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of March 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$13,245	$3,503	$16,748
Corporate Bonds & Notes
Banking & Finance	0	58,624	5,590	64,214
Industrials	0	85,449	6,976	92,425
Utilities	0	24,966	92	25,058
Convertible Bonds & Notes
Banking & Finance	0	5,244	0	5,244
Municipal Bonds & Notes
Illinois	0	454	0	454
Iowa	0	155	0	155
West Virginia	0	3,990	0	3,990
U.S. Government Agencies	0	4,740	0	4,740
Non-Agency Mortgage-Backed Securities	0	155,377	778	156,155
Asset-Backed Securities	0	154,702	8,012	162,714
Sovereign Issues	0	5,811	0	5,811
Common Stocks
Consumer Discretionary	243	0	0	243
Financials	0	0	485	485
Warrants
Utilities	49	0	0	49
Convertible Preferred Securities
Banking & Finance	0	12,266	0	12,266
Preferred Securities
Banking & Finance	215	0	0	215
Short-Term Instruments
Repurchase Agreements	0	9,865	0	9,865
Short-Term Notes	0	1,264	0	1,264
U.S. Treasury Bills	0	7,459	0	7,459

Total Investments	$507	$543,611	$25,436	$569,554

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	228	0	228
Over the counter	0	563	0	563
	$0	$791	$0	$791

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(154)	0	(154)
Over the counter	0	(4,827)	0	(4,827)

	$0	$(4,981)	$0	$(4,981)

Total Financial Derivative Instruments	$0	$(4,190)	$0	$(4,190)

Totals	$507	$539,421	$25,436	$565,364

There were no significant transfers among Levels 1 and 2 during the period ended March 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2017:

Category and Subcategory	Beginning Balance at 06/30/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2017 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$222	$0	$0	$1	$0	$(149)	$3,429	$0	$3,503	$(149)
Corporate Bonds & Notes
Banking & Finance	10,482	0	(4,973)	21	54	6	0	0	5,590	(272)
Industrials	5,369	3,621	(2,461)	20	40	(179)	566	0	6,976	(33)
Utilities	0	0	0	0	0	0	92	0	92	0
Non-Agency Mortgage-Backed Securities	879	0	(39)	3	2	(67)	0	0	778	(47)
Asset-Backed Securities	66	8,118	0	125	0	(297)	0	0	8,012	(297)
Common Stocks
Financials	211	70	0	0	0	204	0	0	485	203
Warrants
Industrials	0	0	0	0	(40)	40	0	0	0	0

Totals	$17,229	$11,809	$(7,473)	$170	$56	$(442)	$4,087	$0	$25,436	$(595)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$74	Other Valuation Techniques (2)	—	—
	3,429	Third Party Vendor	Broker Quote	99.000
Corporate Bonds & Notes
Banking & Finance	2,908	Proxy Pricing	Base Price	102.667
	2,682	Reference Instrument	Spread movement	204.000	bps
Industrials	6,409	Proxy Pricing	Base Price	99.500 - 100.000
	567	Third Party Vendor	Broker Quote	106.750
Utilities	92	Proxy Pricing	Base Price	45.961
Non-Agency Mortgage-Backed Securities	778	Proxy Pricing	Base Price	6.300 - 100.800
Asset-Backed Securities	8,012	Proxy Pricing	Base Price	2.859 - 85,000
Common Stocks
Financials	485	Other Valuation Techniques (2)	—	—

Total	$25,436

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (‘NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or based on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Fund’s valuation procedures.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$ 544,083	$52,333	$(26,862)	$25,471

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	PAR	Banque Paribas, London
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	RTA	Bank of New York Mellon Corp.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	JPY	Japanese Yen
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt
CBO	Collateralized Bond Obligation	JSC	Joint Stock Company	TBD	To Be Determined
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a)	The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Opportunity Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: May 26, 2017

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: May 26, 2017

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: May 26, 2017